EXHIBIT 10.1
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                              LEASE AGREEMENT

                            500 CENTRAL AVENUE
                           NORTHFIELD, ILLINOIS



                 The John Harvey Family Trust ("Landlord")

                         Entrade, Inc. ("Tenant")




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                              LEASE AGREEMENT


      THIS LEASE AGREEMENT ("Lease") made and entered into as of this 1st day of January, 2000 between The John Harvey Family Trust ("Landlord") and Entrade, Inc.("Tenant"), a Pennsylvania corporation.


                           W I T N E S S E T H :

1.    PREMISES AND TERM.

      In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions, and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord, the approximately twelve thousand seven hundred (12,700) square feet outlined on the plan attached hereto as
Exhibit 1A (the "Leased Premises") located in the building commonly known as 500 N. Central Avenue, Northfield, Illinois 60093 (the "Building"), situated on the real property described in Exhibit 1B attached hereto (the "Property") which is part of a development in Northfield, Illinois (the "Development"). The leased premises shall be used for the following purposes and no others: General office and storage.

      TO HAVE AND TO HOLD the same for a term of sixty months ( 60) commencing on January 1, 2000 and ending on December 31, 2004 unless terminated or extended pursuant to any provision hereof. Tenant acknowledges that no representations as to the repair of the leased premises, nor promises to alter, remodel or improve the leased premises have been made by Landlord, unless such are expressly set forth in this Lease.

2.    BASE RENT AND SECURITY DEPOSIT.

            A. (1) The tenant shall pay to the landlord for the demised premises during the term of this lease in lawful money of the United States the sum of Two Hundred Seventy-Nine Thousand, Two Hundred- Forty-Six Dollars ($279,246.00) for each lease year that this lease is in effect, as and for a minimum annual rental, which said sum shall be payable in equal monthly installments of Twenty-Three Thousand, Two Hundred-Seventy and 50/100 Dollars ($23,270.50) each, payable in advance and without notice commencing on January 1, 2000, being the first day of the first lease year of the term hereof.

            (2) Commencing on January 1, 2001 and annually thereafter during the term of the Lease the annual minimum rental for such period shall be that annual minimum rental charged during the proceeding year increased by the percentage increase in the Consumer Price Index "All items" United States, popularly known as the Cost of Living Index (presently published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor) using said Consumer Price Index (1967 base) for the first six (6) months of the original term of this Lease as a denominator, and said Consumer Price Index for the last six (6) months of the original term of this Lease, as a numerator. This fraction shall be multiplied by that annual minimum


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      rental charged during the last year of the original term of this
Lease and the resulting amount shall be the amount of the annual minimum rental during said option period. The annual minimum rental shall be increased during each additional option period following by the resulting percentage derived from a fraction having as its denominator the Consumer Price Index (1967 base) for the average first six (6) months of the original term of this Lease, and as its numerator the Consumer Price Index (1967 base) for the average last six (6) months of said prior option period. In no event shall the annual minimum rental charged during any extended term be less than that rental charged during the last year of the original term of this Lease. If the base year selected by the U.S. Department of Labor shall be changed, then the resultant Index shall be readjusted, so as to reflect the base initially established under this Lease. If the said Index shall no longer be published or cannot be adjusted, then another Index generally recognized as authoritative shall be substituted by agreement between the parties.

Rental payment for any fractional calendar month end of the lease term shall be prorated.

      B. Tenant has deposited with Landlord the sum of 0 Thousand and no/100 Dollars ($0.00), which sum shall be held by Landlord, without obligation for interest, as security for the full, timely and faithful performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental or a measure of Landlord's damages in case of Tenant's default.
Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by any event of Tenant's default; and Tenant shall pay to such Trust on demand the amount so applied in order to restore the security deposit to its original amount. Any remaining balance of such deposit shall be returned by Landlord to Tenant within thirty (30) days after termination of this Lease when Landlord shall have determined that all Tenant's obligations under this Lease have been fulfilled. Subject to the other terms and conditions contained in this Lease, if the Building is conveyed by Landlord, said deposit may be turned over to Landlord's grantee and if so, Tenant hereby releases Landlord from any and all liability with respect to said deposit and its application or return.

3.    TAXES.

      Landlord agrees to pay all general and special taxes, assessments, and governmental charges of any kind and nature whatsoever (collectively "taxes") lawfully levied against the Property.

4.    ELECTRIC SERVICE

      To the extent Tenant is not billed directly by a public utility, Landlord shall pay for all electricity used by Tenant in the leased premises for lighting, convenience outlets, and other direct uses in reasonable amounts commensurate with the intended use of the premises. Tenant shall furnish, at its own expense, all electric light bulbs, tubes


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and ballasts.  Tenant will not without the written consent of Landlord use any apparatus or device in the leased premises which will in any way increase its usage beyond the amount of electricity which Landlord determines to be reasonable for use of the leased premises as general office space, nor connect with electric current (except through existing or new, at Tenant's sole expense, electrical outlets in the leased premises) any apparatus or device for the purpose of using electric current. If Tenant shall require electric current in excess of that which is reasonably obtainable from existing electric outlets and normal for use of the leased premises as general office space, then Tenant shall first procure the consent of Landlord (which consent will not be unreasonably withheld). Tenant shall pay all costs of installation of all facilities necessary to furnishing such excess capacity and for such increased electricity usage.

      Interruptions of any service shall not be deemed an eviction or disturbance of Tenant's use and possession of the leased premises or any part thereof, or render Landlord liable for damages by abatement of rent or otherwise or relieve Tenant from performance of Tenant's obligations under this Lease.

5.    ALTERATIONS.

       All improvements to the leased premises shall be installed at the cost and expense of Tenant (which cost shall be payable on demand by Landlord as additional rent), but only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, and only by Landlord or by contractors and subcontractors approved in writing by Landlord (which approval shall not be unreasonably withheld). In connection with any request for an approval of alterations by Tenant, Landlord may retain the services of an architect and/or engineer and Tenant shall reimburse Landlord for the reasonable fees of such architect and/or engineer. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall, unless Landlord elects at the time of approval or otherwise elects as hereinafter provided, remove all alterations, improvements and partitions erected by Tenant and restore the leased premises to its original condition by the date of termination of this Lease or upon earlier vacating of the leased premises; provided, however, that, if at such time Landlord so elects, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this Lease or upon earlier vacating of the leased premises and title shall pass to Landlord under this Lease as by a bill of sale. All such removals and restoration shall be accomplished in a good workmanlike manner by contractors approved in writing by Landlord so as not to damage the primary structure or structural qualities of the Building. All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all governmental laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide such assurances to Landlord, including but not limited to, waivers of lien and surety company performance bonds, as Landlord shall require to assure payment of the costs thereof and to protect Landlord against any loss from any mechanics', laborers', materialmen's or other liens.


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6.    SERVICE

      A. Landlord agrees to furnish Tenant, while occupying the leased premises, water, hot and cold at those points of supply provided for general use of Tenants; heat in season at such times as Landlord normally furnishes these services to all tenants of the Building, and at such temperatures and in such amounts as are in accordance with any applicable statutes, rules or regulations and are considered by Landlord to be standard, which shall include normal business hours on weekends, and holidays and such window washing as may from time to time in the Landlord's judgment be reasonably required; but failure to any extent to furnish or any stoppage or interruption of these defined services, resulting from any cause, shall not render Landlord liable in any respect for damages to any person, property or business, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord cease to function properly, Landlord shall use reasonable diligence to repair the same promptly, but Tenant shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom. Whenever heat generating machines or equipment are used by Tenant in the leased premises which affect the temperature otherwise maintained by the air conditioning equipment, Landlord reserves the right to install supplementary air conditioning units in the leased premises (or for the use of the leased premises) and the expense of such purchase, installation, maintenance, and repair shall be paid by Tenant upon demand as additional rent.

      B. Landlord shall provide janitorial services five (5) nights a week by a janitorial contractor or employees at all times satisfactory to Landlord and the Tenant.

7.   USE OF PREMISES.

      A. Tenant will not occupy or use, nor permit any portion of leased premises to be occupied or used, for any business or purpose other than that described above or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner, or extra hazardous on account of fire, nor permit anything to be done which will render void or in any way increase the rate of fire insurance on the Building or its contents, and Tenant shall upon notification immediately cease and desist from such use, paying all costs and expenses resulting therefrom.

      B. Tenant shall at its own cost and expense promptly obtain any and all licenses and permits necessary for any permitted use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use and its occupancy of the leased premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the leased premises, all at Tenant's sole expense. If, as a result of any change in the governmental laws, ordinances, and regulations, the leased premises must be altered to lawfully accommodate Tenant's use and occupancy, such alterations shall be made only with the consent of Landlord, but the entire cost shall be borne by Tenant; provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply with such laws, ordinances


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and regulations. Tenant shall not be responsible for the cost of any alteration to comply with the Americans with Disabilities Act and the regulations issued thereunder.

      C. Tenant will maintain the Leased Premises (including all fixtures installed by Tenant, water heaters within the leased premises and plate glass) in good repair, reasonable wear and tear excepted, and in a clean and healthful condition, and comply with all laws, ordinances, orders, rules, and regulations (state, federal, municipal, and other agencies or bodies having any jurisdiction thereof) with reference to condition, or occupancy of the leased premises. Any repairs or replacements shall be with materials and workmanship of the same character, kind and quality as the original. Tenant will not, without the prior written consent of Landlord, such consent not to be unreasonably withheld, paint, install lighting or decorations, or install any signs, window or door lettering or advertising media of any type on or about the leased premises.

      D. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy, or disturb other tenants or Landlord in the management of the Building.

      E. Tenant shall pay upon demand as additional rent the full cost of repairing any damage to the leased premises, Building or related facilities resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons, customers, or any other person entering upon the Development as a result of Tenant's business activities or resulting from Tenant's default hereunder.

      F. At termination of this Lease, upon its expiration or otherwise, Tenant shall deliver the leased premises with all improvements located thereon (except as herein provided) in good repair and condition, reasonable wear and tear excepted, broom clean, and free from all debris.

8.    INSPECTIONS.

      Landlord shall have the right to enter the leased premises at any reasonable time, with prior notice except in the event of an emergency, for the following purposes: (i) to ascertain the condition of the leased premises; (ii) to determine whether Tenant is diligently fulfilling Tenant's responsibilities under this Lease; (iii) to clean and to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease; or (iv) to do any other act or thing which Landlord deems reasonable to preserve the leased premises and the Building. During the six (6) months prior to the end of the term hereof and at any time Tenant is in default hereunder, Landlord shall have the right to enter the leased premises with prior notice during business hours for the purpose of showing the premises. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating and shall arrange to meet with Landlord for a joint inspection of the leased premises. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the leased premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.



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9.    ASSIGNMENT AND SUBLETTING

      A. Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the leased premises, whether voluntarily or by operation of law, or permit the use or occupancy of the leased premises by anyone other than Tenant, without the prior written consent of Landlord, such consent not to be unreasonably withheld, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the leased premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord within a reasonable time prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. In no event may Tenant sublet, nor will Landlord consent to any sublease of, all or any portion of the leased premises if the rent is determined in whole or in part based upon the income or profits derived by the sublessee (other than a rent based on a fixed percentage or percentages of receipts or sales). Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of his Lease. Upon the occurrence of an "event of default" (as hereinafter defined), if the leased premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. Tenant shall pay to Landlord, on demand, a reasonable service charge for the processing of the application for the consent and for the preparation of the consent. Such service charge shall be collectible by Landlord only where consent is granted by Landlord.

      B. In addition to, but not in limitation of, Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire leased premises, to recapture the portion of the leased premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within sixty (60) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire leased premises pursuant to this paragraph, the term of this Lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the term hereof. If Landlord recaptures under this paragraph only a portion of the leased premises, the rent during the unexpired term shall abate proportionately based on the rent contained in this Lease as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any commission obligation which may be due and owing as a result of any assignment or subletting, whether or not the leased premises are recaptured pursuant hereto and rented by Landlord to the proposed tenant or any other tenant. In the event of the recapture of a portion of the leased premises by Landlord pursuant to the terms of this paragraph, Tenant shall pay all costs associated with the separation of the recaptured premises from the portion not recaptured, including, but without


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limitation, the cost of all demising partitions, changes in lighting and
HVAC distribution systems and all reasonable architectural and/or engineering fees.

      C. Any assignment or subletting by Tenant pursuant to subparagraph 9A of all or any portion of the leased premises, or termination of the Lease for a portion of the leased premises pursuant to subparagraph 9B, shall automatically operate to terminate each and every right, option, or election, if any exist, belonging to Tenant, including by way of illustration, but not limitation, any option to expand its premises or to extend or renew the term of Tenant's Lease for all or any portion of the leased premises - i.e., such rights and options shall cease as to both space sublet or assigned and as to any portion of the original leased premises retained by Tenant.

      D. Notwithstanding the terms of 9A-C above, Tenant shall have the right to sublet all or any portion of the Premises to any wholly owned subsidiary or affiliate of Tenant.


10.    FIRE AND CASUALTY DAMAGE.

      A. If the Building, Improvements, or leased premises are rendered partially or wholly untenantable by fire or other casualty, and if such damage cannot, in Landlord's reasonable estimation, be materially restored within ninety (90) days of such damage, then Landlord or Tenant may, at its sole option, terminate this Lease as of the date of such fire or casualty. Landlord or Tenant shall exercise its option provided herein by written notice within sixty (60) days of such fire or other casualty. For purposes hereof, the Building or leased premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the leased premises for the purpose for which it was then being used.

      B. If this Lease is not terminated pursuant to Paragraph 10A, then Landlord shall proceed with all due diligence to repair and restore the Building, improvements or leased premises, as the case may be (except that Landlord may elect not to rebuild if such damage occurs during the last year of the term exclusive of any option which is unexercised at the date of such damage).

      C. If this Lease shall be terminated pursuant to this Paragraph 10, the term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the term hereof. If this Lease shall not be terminated by Landlord pursuant to this Paragraph 10 and if the leased premises is untenantable in whole or in part following such damage, the rent payable during the period in which the leased premises is untenantable shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and material restoration within one hundred fifty (150) days after the date of such damage, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, whereupon the Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the term hereof; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control


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or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

      In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in or about the leased premises by Tenant. Except as otherwise provided by Paragraph 11, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or leased premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

      D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the leased premises, Building or Property requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the term hereof.

      E. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire, extended coverage perils, vandalism or malicious mischief, sprinkler leakage or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the Building in which the leased premises is located; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so. If such other party fails to pay such extra cost, the release provisions of this paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releasor's insurance.

      F. In the event of any damage or destruction to the Building or the leased premises by any peril covered by the provisions of this Paragraph 10, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, such portion or all of the property belonging to Tenant or his licensees from such portion or all of the Building or the leased premises as Landlord shall request and Tenant hereby indemnifies and


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holds Landlord harmless from any loss, liability, costs, and expenses, including attorney's fees, arising out of any claim of damage or injury as a result of any alleged failure to properly secure the leased premises prior to such removal and/or such removal.


11.    LIABILITY.

      Landlord shall not be liable for and Tenant will indemnify and hold Landlord harmless from any loss, liability, costs and expenses, including attorney's fees, arising out of any claim of injury or damage on or about the leased premises caused by the negligence or misconduct or breach of this Lease by Tenant, its employees, subtenants, invitees or by any other person entering the leased premises or the Building or Development under express or implied invitation of Tenant or arising out of Tenant's use of the leased premises. Landlord shall not be liable to Tenant or Tenant's agents, employees, invitees or any person entering upon the Development in whole or in part because of Tenant's use of the leased premises for any damage to persons or property due to condition, design, or defect in the Building or its mechanical systems which may exist or occur, except as a result of Landlord's willful acts or negligence, and Tenant assumes all other risks of damage to such persons or property. Landlord shall not be liable or responsible for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or other matter beyond control of Landlord, or for any injury or damage or inconvenience, which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord's willful acts or negligence. Tenant shall procure and maintain throughout the term of this Lease a policy of insurance, in form and substance satisfactory to Landlord, at Tenant's sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the leased premises; (ii) the condition of the leased premises; (iii) Tenant's operations in and maintenance and use of the leased premises; and (iv) Tenant's liability assumed under this Lease; the limits of such policy to be in the amount of not less than $1,000,000 per occurrence in respect of injury to persons (including death) and in the amount of not less than $500,000 per occurrence in respect of property damage or destruction, including loss of use thereof. Such policy shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. A certified copy of such policy, together with receipt evidencing payment of the premium, shall be delivered to Landlord prior to the commencement of this Lease. Not less than thirty (30) days prior to the expiration date of such policy, a certified copy of a renewal thereof (bearing notations evidencing the payment of the renewal premium) shall be delivered to Landlord. Such policy shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce the insurance coverage provided thereby.


12.    CONDEMNATION.

      A. If any substantial part of the Building, improvements, or leased premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Building or leased premises for the purpose for which it is then being used, this Lease shall terminate effective when the physical undertaking shall occur in the same manner as


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if the date of such taking were the date originally fixed in this Lease for the expiration of the term hereof.

      B. If part of the Building, improvements, or leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the Building, improvements, and leased premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all the circumstances.

      C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings; provided that Tenant shall not be entitled to receive any award for Tenant's loss of its leasehold interest, the right to such award being hereby assigned by Tenant to Landlord.


13.    HOLDING OVER.

      Tenant, will at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the leased premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one of (i) renewal of this Lease for one year, and from year to year thereafter, or (ii) creation of a month to month tenancy, upon the terms and conditions set forth in this Lease, or (iii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease; provided however, that the monthly rental (or daily rental under (iii)) shall, in addition to all other sums which are to paid by Tenant hereunder, whether or not as additional rent, be equal to double the rental being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (iii) on the basis of a 365 day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the leased premises. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms covenants, or obligations herein on Tenant's part to be performed.


14.    QUIET ENJOYMENT.

      Landlord represents that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the leased premises for the term hereof without hindrance or molestation from Landlord subject to the terms and
provisions of this Lease.   Landlord shall not be liable for any
interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.


15.    EVENTS OF DEFAULT.

      The following events shall be deemed to be events of default by Tenant under this Lease:

      (a) Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of five ( 5) days from the date such payment was due; or

      (b) Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within thirty (30) days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant, or if such cure cannot be effected within such thirty (30) day period, if Tenant shall fail to commence such cure within such thirty (30) day period and diligently prosecute such cure to completion; or

      (c) Tenant shall fail to vacate the leased premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

      (d) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant; or

      (e) Tenant shall file a petition in bankruptcy, a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof; or

      (f) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of the Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof, or

      (g) Tenant shall abandon or vacate any substantial portion of the leased premises


16.    REMEDIES.

      Upon the occurrence of any such events of default described in Paragraph 15 hereof or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies with notice:

      (a) Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease;

      (b) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the leased premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord license to enter into and upon the leased premises in such event with or without process of law and to repossess Landlord of the leased premises as Landlord's estate and to expel or remove Tenant and any others who may be occupying or within the leased premises and or remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such reentry and expulsion, and without relinquishing Landlord's rights to rent or any other right given to Landlord hereunder or by operation of law;

      (c) Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of (i) an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the stated term hereof, less the fair rental value of the leased premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (d) relating to recovery of the leased premises, preparation for reletting and for reletting itself), and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant;

      (d)  (i)    Upon any termination of Tenant's right to possession only
without termination of the Lease, Landlord may, at Landlord's option, enter into the leased premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph
(b) above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, hereunder for the full term. In any such case, Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the stated term hereof plus any other sums provided herein to be paid by Tenant for the remainder of the Lease term;

            (ii) Landlord may, but need not, relet the leased premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion, shall determine (including the right to relet the premises for a greater or lesser term than that remaining under this Lease, the right to relet the leased premises as a part of a larger area, and the right to change the character or use made of the leased premises). If Landlord decides to relet the leased premises or a duty to relet is imposed upon Landlord by law, Landlord and Tenant agree that Landlord shall only be required to use the same efforts Landlord then uses to lease other properties Landlord owns or manages (or if the leased premises is then managed for Landlord, then Landlord will instruct such manager to use the same efforts such manager then uses to lease other space or properties which it owns or manages); provided however, that Landlord (or its manager) shall not be required to give any preference or priority to the showing or leasing of the leased premises over any other space that Landlord (or its manager) may be leasing or have available and may place a suitable prospective tenant in any such available space regardless of when such alternative space becomes available; provided further, that Landlord shall not be required to observe any instruction given by Tenant about such reletting or accept any tenant offered by Tenant unless such offered tenant has a creditworthiness acceptable to Landlord, leases the entire leased premises, agrees to use the leased premises in a manner consistent with the Lease and leases the leased premises at the same rent and on the same terms and conditions as in this Lease without the expenditure of the Landlord for tenant improvements or broker's commissions. In any such case, Landlord may, but shall not be required to make repairs, alterations and additions in or to the leased premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting, including without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this Lease for the remaining term hereof, together with the cost of repairs, alterations, additions, redecorating, and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including attorney's fee and broker's commission), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover sums falling due under this section from time to time;

      (e) Landlord may, at Landlord's option, enter into and upon the leased premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction of forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease;

      (f) Any and all property which may be removed from the leased premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the discretion of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the leased premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

      In the event Tenant fails to pay any installment of rent, including any amount treated as additional rent hereunder, or other sums hereunder as and when such installment or other charge is due, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment or other charge overdue in any month to help defray the additional cost to Landlord for processing such late payments, and such late charge shall be additional rent hereunder and the failure to pay such charge within ten (10) days after demand therefor shall be an additional event of default hereunder. Late charges shall not accumulate monthly for any single default. The provision of such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any matter.

      Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions, covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the leased premises, and no agreement to terminate this Lease or accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any attorney's fees so incurred.


17.    LANDLORD'S LIENS.

      In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from tenant, upon all goods, wares, equipment, fixtures, furniture, and other tangible personal property of Tenant situated on the leased premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord SHALL HAVE, IN ADDITION TO ANY OTHER REMEDIES PROVIDED HEREIN OR BY LAW, ALL RIGHTS AND REMEDIES UNDER THE UNIFORM COMMERCIAL CODE, INCLUDING WITHOUT LIMITATION THE RIGHT TO SELL THE PROPERTY DESCRIBED IN THIS PARAGRAPH 17 AT PUBLIC OR PRIVATE SALE UPON FIVE (5) DAYS' NOTICE TO TENANT. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to percent the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.


18.    MORTGAGES.

      Tenant accepts this Lease subject and subordinate to any mortgage(s) and deeds of trust now or at any time hereafter constituting a first lien or charge upon the Property, or the improvements situated thereon, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee, or trust deed holder, this Lease shall be deemed superior to such lien whether this Lease was executed before or after said mortgage or deed of trust so long as such mortgagee, trust deed holder or trustee enters into a non-disturbance agreement with Tenant in form and substance satisfactory to Tenant pursuant to which such mortgagee, trust deed holder or trustee agrees, not to disturb Tenant's possession of the Premises so long as Tenant is not in default hereunder (after any applicable notice and/or cure periods). Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be reasonably required by any such mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, as may be the case, but for no other purpose whatsoever (and Tenant expressly disclaims any obligation to modify the terms of this Lease, to give the mortgagee, trust deed holder or trustee copies of any notices delivered to Landlord, or to waive any claims which Tenant may then have or which may arise thereafter against Landlord or such mortgagee, trust deed holder or trustee), and provided that such mortgagee, trust deed holder or trustee enters into a non-disturbance agreement with Tenant as required pursuant to the preceding sentence.

      At the request of either Tenant or Landlord, a short-form or memorandum of this Lease shall be signed by each party and filed with the Cook County Recorder of Deeds.


19.    INTENTIONALLY DELETED.


20.    MECHANIC'S AND OTHER LIENS.

      Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the leased premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this Lease. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the leased premises on which any lien is or can be validly and legally asserted against its leasehold interest in the leased premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, liability, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the leased premises or under the terms of this Lease. Tenant will not permit any mechanic's lien or liens or any other liens which may be imposed by law affecting Landlord's or its mortgagees' interest in the leased premises or the Building to be placed upon the leased premises or the Building arising out of any action or claimed action by Tenant, and in case of the filing of such lien Tenant will promptly pay same. If any such lien shall remain in force and effect for twenty (20) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege of paying and discharging the same or any portion thereof without inquiry as to the validity thereof, and amounts so paid, including expenses and interest, shall be so much additional rent hereunder due from Tenant to Landlord and shall be paid to Landlord immediately on rendition of bill therefor. Notwithstanding the foregoing, Tenant shall have the right to contest any such lien in good faith and with all due diligence so long as any such contest, or action and any such mortgagee are, by the expiration of said twenty (20) day period, the Tenant has furnished such protection, and indemnification against any loss, liability, cost or expense related to any such lien and the contest thereof as are satisfactory to Landlord and any such mortgagee.


21.    NOTICES

      Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment shall be deemed to be complied with when and if the following steps are taken:

      (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to The John Harvey Family Trust, or to such other entity at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

      (b) Any notice or other document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when: (i) delivered by personal service; (ii) transmitted by confirmed facsimile; or (iii) deposited in the continental United States Mail, postage prepaid, certified or registered mail, addressed to the parties hereto at the respective addresses set out below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith;

      LANDLORD:         The John Harvey Family Trust
                        c/o Peter R. Harvey
                        500 Central Avenue
                        Northfield, Illinois 60093

      TENANT:           Entrade, Inc.
                        500 N. Central Avenue, Suite 150
                        Northfield, IL  60093

      All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.


22.    MISCELLANEOUS.

      A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

      B. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise expressly provided herein. Landlord shall have the right to assign any of its rights and obligations under this Lease and Landlord's grantee and Landlord's successor shall upon such assignment become "Landlord" hereunder; thereby freeing and relieving the grantor and assignor of all covenants and obligations of "Landlord" hereunder, provided however, that no successor Landlord shall be responsible for the return of any security deposit provided for pursuant to Paragraph 2B unless such successor receives the deposit. Tenant agrees to furnish promptly on demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease. Nothing herein contained shall give any other tenant in the Building of which the leased premises is a part any enforceable rights either against Landlord or Tenant as a result of the covenants and obligations of either party set forth herein.

      C. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof.

      D. Tenant shall at any time and from time to time within ten (10) days after written request from Landlord execute and deliver to Landlord or any prospective Landlord or mortgagee or prospective mortgagee a sworn and acknowledged estoppel certificate, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee or prospective mortgagee certifying and stating as follows: (i) this Lease has not been modified or amended (or if modified or amended, setting forth such modifications or amendments); (ii) this Lease (as so modified or amended) is in full force and effect (or if not in full force and effect, the reasons therefor);
(iii) the Tenant has no offsets or defenses to its performance of the terms and provisions of this Lease, including the payment of rent (or if there are any such defenses or offsets, specifying the same); (iv) Tenant is in possession of the leased premises, if such be the case; (v) if an assignment of rents or leases has been served upon Tenant by a mortgagee or a prospective mortgagee, Tenant has received such assignment and agrees to be bound by the provisions thereof; and (vi) any other accurate statements reasonably required by Landlord or its mortgagee or prospective mortgagee. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or mortgagee and their respective successors and assigns and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate.

      E. This Lease may not be altered, changed or amended except by a instrument in writing signed by both parties hereto.

      F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to taxes, and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary: (i) to repair and restore the leased premises as provided herein; and (ii) to discharge the Tenant's obligation for unpaid real estate taxes and other amounts due Landlord.
All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this subparagraph 22f.

      G. If any clause, phrase, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not effect, impair or render invalid or unenforceable the remainder of this Lease nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase provision or portion of this Lease that is invalid or unenforceable, there be added as a part of this Lease contract a clause, phrase, provision or portions as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

      H. Whenever a period of time is herein prescribed for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to causes of any kind whatsoever which are beyond the control of the Landlord.

      I.    Intentionally Omitted

      J. Each of the parties (i) represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease and (ii) indemnifies and holds the other harmless from any and all losses, liability, costs or expenses (including attorney's fees) incurred as a result of an alleged breach of the foregoing warranty.

23.    CERTAIN RIGHTS RESERVED TO THE LANDLORD.

      The Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

      (a)   to change the name or street address of the Building;

      (b) to install and maintain a sign or signs on the exterior of the Building;

      (c) to have access for the Landlord and the other tenants of the Building to any mail chutes located on the leased premises according to the rules of the United States Post Office;

      (d) to reasonably approve all sources furnishing sign painting and lettering, ice, drinking water, towels, coffee cart service and toilet supplies, lamps and bulbs used on the leased premises;

      (e)   to retain at all times pass keys to the leased premises;

      (f) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

      (g) to close the Building after regular working hours and on the legal holidays subject, however, to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave the Building;

      (h) to take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the leased premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the leased premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operation of the Building; and

      (i) to add, remove or modify buildings, roadways, walkways, landscaping, lakes, grading and other improvements in or to the Development.

      The Landlord may enter upon the leased premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant and without abatement of rent or affecting any of the Tenant's obligations hereunder.


24. TRUSTEE'S EXCULPATION.

      It is expressly understood and agreed that nothing in this Lease contained shall be construed as creating any liability whatsoever against the Landlord, or its successors and assigns, personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, and that all personal liability of Landlord, or its successors and assigns, of every sort, if any, is hereby expressly waived by Tenant, and every person now or hereafter claiming any right or security hereunder, and that so far as said Trustee or its beneficiary, or their successors or assigns, is concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the premises hereby leased for the payment thereof.


      EXECUTED as of the 30th day of December 1999.

                                          TENANT:
ATTEST/WITNESS:                           ENTRADE, INC.:
By:   _________________________           By:   /s/ Mark Santacrose
                                                --------------------------
Title:      _________________________     Title: President
                                                --------------------------



                                          LANDLORD:
ATTEST/WITNESS:                           The John Harvey Family Trust
By: _______________________________       By:   /s/ John Harvey
                                                --------------------------

Title:______________________________      Title: Trustee
                                                --------------------------

                                EXHIBIT 1B
                             LEGAL DESCRIPTION



LOT "A" IN K. AND E. RESUBDIVISION OF LOTS 1 TO 9, BOTH INCLUSIVE, AND LOTS 20, 21 AND 22 IN BLOCK 7 OF UNITED REALTY CO'S FIRST ADDITION TO WILLOWCREST A SUBDIVISION OF THOSE PARTS OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 24,, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THE NORTH 1/2 OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 24 LYING EAST OF THE RIGHT OF WAY OF PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS ALSO SAID OF THE VACATED ALLEY LYING WEST OF AND ADJOINING LOTS I TO 6, BOTH INCLUSIVE, AND EAST OF THE ADJOINING LOTS 7 AND 22 IN BLOCK 7 AFORESAID, ALL ACCORDING TO THE PLAT THEREOF RECORDED JANUARY 17, 1961 AS DOCUMENT NUMBER 18064007, IN COOK COUNTY, ILLINOIS

                                EXHIBIT 1A
                                FLOOR PLAN